Exhibit 10.2

EXECUTION VERSION

JOINDER TO CASH MANAGEMENT AGREEMENT

Dated as of November 29, 2006

among

CROWN CASTLE TOWERS LLC AND

THE SUBSIDIARIES THEREOF LISTED ON THE SIGNATURE PAGES,

collectively, as Issuers,

CROWN CASTLE GT HOLDING SUB LLC

CROWN CASTLE ATLANTIC LLC

as Members of Crown Castle GT Company LLC

and Crown Atlantic Company LLC, respectively,

THE BANK OF NEW YORK

as successor to JPMorgan Chase Bank, N.A.

as Indenture Trustee

and

CROWN CASTLE USA INC.

as Manager

JOINDER TO CASH MANAGEMENT AGREEMENT

This JOINDER TO CASH MANAGEMENT AGREEMENT, dated as of November 29, 2006 (this “Agreement”), among CROWN CASTLE TOWERS LLC, a Delaware limited liability company (the “Issuer Entity”), CROWN CASTLE SOUTH LLC, a Delaware limited liability company, CROWN COMMUNICATION INC., a Delaware corporation, CROWN CASTLE PT INC., a Delaware corporation, CROWN COMMUNICATION NEW YORK, INC., a Delaware corporation, CROWN CASTLE INTERNATIONAL CORP. DE PUERTO RICO, a Puerto Rico corporation (collectively, together with the Issuer Entity, the “Initial Issuers”), CROWN CASTLE TOWERS 05 LLC, a Delaware limited liability company (“Crown 05”), CROWN CASTLE PR LLC, a Puerto Rico limited liability company (“Crown PR LLC”), CROWN CASTLE MU LLC, a Delaware limited liability company (“Crown MU”), CROWN CASTLE MUPA LLC, a Delaware limited liability company (“Crown MUPA” and, together with Crown 05, Crown PR LLC and Crown MU, the “Additional Issuers”, and, together with the Initial Issuers, the “Issuers”), CROWN CASTLE GT HOLDING SUB LLC, a Delaware limited liability company, CROWN CASTLE ATLANTIC LLC, a Delaware limited liability company (together with Crown Castle GT Holding Sub LLC, the “Members”), THE BANK OF NEW YORK (as successor to JPMorgan Chase Bank, N.A.), a New York banking corporation, as indenture trustee and not in its individual capacity (the “Indenture Trustee”), and CROWN CASTLE USA INC., a Pennsylvania corporation (the “Manager”).

W I T N E S S E T H:

WHEREAS, the Initial Issuers, the Members, the Indenture Trustee and the Manager are parties to that certain Cash Management Agreement dated as of June 8, 2005 (the “Cash Management Agreement”);

WHEREAS, the Initial Issuers and the Indenture Trustee are parties to that certain Indenture dated as of June 1, 2005, as amended, supplemented and modified prior to the date hereof (the “Indenture”);

WHEREAS, the Initial Issuers, the Additional Issuers and the Indenture Trustee have entered into an Indenture Supplement (the “Indenture Supplement”), dated as of the date hereof, in order to issue Additional Notes (as defined in the Indenture) pursuant to the terms of Section 2.12 of the Indenture and to designate the Additional Issuers as Issuers; and

WHEREAS, pursuant to Section 4.02 of the Indenture Supplement, it is a condition precedent to the Additional Issuers becoming Issuers under the Indenture and the issuance of the Additional Notes thereunder that the Additional Issuers become parties to the Cash Management Agreement;

NOW, THEREFORE, in consideration of the covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial Issuers, the Members, the Indenture Trustee and the Manager hereby agree with the Additional Issuers as follows:

Section 1. Defined Terms.

Capitalized terms used in this Agreement but not defined herein shall have the respective meanings ascribed to them in the Cash Management Agreement.

Section 2. Agreement.

(a) Each Additional Issuer hereby agrees to all of the provisions of the Cash Management Agreement and, upon the execution and delivery of this Agreement by such Additional Issuer, such Additional Issuer shall be jointly and severally liable under the Cash Management Agreement as an Issuer, shall be entitled to all of the respective rights and privileges, and subject to all of the respective duties and obligations, of an Issuer under the Cash Management Agreement and shall perform in accordance with their terms all of the obligations which by the terms of the Cash Management Agreement are required to be performed by it as an Issuer.

(b) To secure the full and punctual payment and performance of all Obligations of the Issuers under the Notes, the Indenture, this Agreement and all other Transaction Documents, the Additional Issuers hereby grant to the Indenture Trustee a first priority continuing security interest in and to the following property of the Additional Issuers, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the “Collateral”):

(i) the Accounts and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held therein, including, without limitation, all deposits or wire transfers made to the Collection Account, the Lock Box Accounts, and each of the Sub-Accounts;

(ii) any and all amounts invested in Permitted Investments;

(iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and

(iv) to the extent not covered by clauses (i), (ii) or (iii) above, all “proceeds” (as defined under the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) of any or all of the foregoing.

(c) Each Additional Issuer hereby represents and warrants to the Indenture Trustee that, as to itself, each of the representations and warranties set forth in the Cash Management Agreement is true as of the date hereof.

(d) The definition of “Permitted Investments” in the Cash Management Agreement shall be amended by replacing “JPMorgan Funds” in (ix) with “Hamilton Funds”.

(e) For clarification, in accordance with Section 2.05 of the Cash Management Agreement, the Manager shall only instruct the Indenture Trustee to invest in Permitted Investments that mature one Business Day prior to the related Payment Date. In the absence of specific written investment instructions from the Manager, funds on deposit in the Collection Account or in the Sub-Accounts shall remain uninvested.

Section 3. Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 4. Ratification of Agreement.

Except as modified and expressly amended by this Agreement, the Cash Management Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. The execution of this Agreement shall in no manner constitute a waiver or extinguishment of any rights of the Indenture Trustee or the Manager under the Cash Management Agreement and all such rights are hereby reserved.

Section 5. Amendment to Exhibit A of Cash Management Agreement.

Exhibit A of the Cash Management Agreement is hereby amended to read in its entirety as set forth in Exhibit A of this Agreement.

Section 6. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE INITIAL ISSUERS AND EACH OF THE ADDITIONAL ISSUERS IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS AGREEMENT OR THE CASH MANAGEMENT AGREEMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ISSUERS:

CROWN CASTLE TOWERS LLC
CROWN CASTLE SOUTH LLC
CROWN COMMUNICATION INC.
CROWN CASTLE PT INC.
CROWN COMMUNICATION NEW YORK, INC.
CROWN CASTLE INTERNATIONAL CORP. DE PUERTO RICO
CROWN CASTLE TOWERS 05 LLC
CROWN CASTLE PR LLC
CROWN CASTLE MU LLC
CROWN CASTLE MUPA LLC

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

Tax Payer ID #: ([ ])

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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INDENTURE TRUSTEE:

THE BANK OF NEW YORK, as successor to JPMorgan Chase Bank, N.A., a New York banking corporation

By:	/s/ Pei Huang
Name:	Pei Huang
Title:	Assistant Vice President

MANAGER:

CROWN CASTLE USA INC., a Pennsylvania corporation

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

MEMBERS:

CROWN CASTLE GT HOLDING SUB LLC, a Delaware limited liability company

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN CASTLE ATLANTIC LLC, a Delaware limited liability company

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

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